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                                                                   EXHIBIT 10.17



                                AMENDMENT NO. 1

                                      TO

                            AT&T WIRELESS SERVICES


                     NETWORK MEMBERSHIP LICENSE AGREEMENT


          AMENDMENT NO. 1 TO NETWORK MEMBERSHIP LICENSE AGREEMENT ("Amendment No.1") dated as of December 31, 1998, by and between AT&T Corp., a New York
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corporation, with offices located at 32 Avenue of the Americas, New York 10013, for itself and its affiliated companies, including AT&T Wireless Services, Inc. (collectively "Licensor"), and Triton PCS Operating Company L.L.C., a Delaware limited liability company, with offices located at 101 Lindenwood Drive, Suite 125, Malvern, PA 19355 ("Licensee"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the License Agreement referred to below.

          WHEREAS, Licensor and Licensee are parties to that certain Network Membership License Agreement, dated as of February 4, 1998 (the"License Agreement"), pursuant to which Licensor agreed to license and allow Licensee to use the Licensed Marks in the Licensed Territory on the terms set forth in the License Agreement;

          WHEREAS, Licensee and an Affiliate of Licensor are parties to that certain Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), pursuant to which, among other things, Licensee has acquired from such Affiliate of Licensor a portion of the A Block PCS License for the Norfolk, Virginia BTA owned by such Affiliate of Licensor covering such market, on the terms set forth therein; and

          WHEREAS, pursuant to the Asset Purchase Agreement it was agreed, and Licensee and Licensor desire, that the term "Licensed Territory" as used in the License Agreement be amended to include the Norfolk, Virginia BTA, on the terms and conditions set forth in this Amendment No. 1.

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Amendment.  Schedule C to the License Agreement is hereby amended
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to include the following:
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"VI.  From Richmond MTA"                          BTA Market Designator
      -----------------                           ---------------------

      Norfolk - Virginia Beach - Newport
      News-Hampton, VA                                   B324"

          2.  Severability of Provisions.  Any provision of this Amendment No. 1
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which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.  Agreement to Remain in Full Force and Effect.  This Amendment No.
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1 shall be deemed to be an amendment to the License Agreement.  All references to the License Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the License Agreement as amended hereby. Except as amended hereby, the License Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          4.  Heading.  The headings in this Amendment No. 1 are inserted for
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convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

          5.  Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          6.  Applicable Law; Jurisdiction.  The construction, performance and
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interpretation of this Agreement shall be governed by the U.S. Trademark Act, 15
U.S.C. 1051 et seq., and the internal, substantive laws of the State of New
York, without regard to its principles of conflicts of law; provided that if the foregoing laws should be modified during the term hereof in such a way as to adversely affect the original intent of the parties, the parties will negotiate in good faith to amend this Amendment No. 1 to effectuate their original intent as closely as possible.

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Executed as of the date first written above.


 AT&T CORP.                            TRITON PCS OPERATING COMPANY
                                       L.L.C.
                                       By Triton Management Company, Inc., its
                                          manager
By: /s/ [SIGNATURE ILLEGIBLE]^^
    ---------------------------------
    Name: Signature Illegible          By: /s/ [SIGNATURE ILLEGIBLE]^^
                                           __________________________________
   Title: Assistant Secretary              Name:
          Authorized Signatory             Title:

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